UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2021

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 1001, Nashville, Tennessee, 37203
(Address, including zip code, of principal executive offices)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) Compensatory Arrangements of Principal Executive Officer, Principal Financial Officer and Named Executive Officers
2021 Corporate Objectives and Bonus Program Information
On January 21, 2021, the Compensation Committee of the Board of Directors of Revance Therapeutics, Inc. (the “Company”) approved the Company’s 2021 corporate objectives, weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2021 performance.
The Company’s 2021 corporate goals include (i) achievement of specified revenue targets (50% weighting), (ii) achievement of specified cash expenditures budget (10% weighting); (iii) achievement of operational, clinical and regulatory milestones (30% weighting), (iv) achievement of specified diversity and inclusion initiatives (10% weighting), as well as (v) additional stretch goals relating to: other clinical and regulatory and product pipeline timing and milestones (up to 15% weighting).
The cash bonus for Mr. Foley will be based on the achievement of the 2021 corporate goals (100% weighting). The cash bonus for the other executive officers will be based on the achievement of the 2021 corporate goals (75% weighting) and their individual performance goals (25% weighting). The executive officers’ actual bonuses for fiscal year 2021 may exceed 100% of his or her 2021 target bonus percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2021 Bonus Program and the actual amount of such bonus, if any, are at the discretion of the Committee.
Target performance bonus percentages for fiscal year 2021 for the Company’s named executive officers are set forth below and expressed as a percentage of the corresponding 2021 annual base salary.

Name	2021 Target Bonus Percentage
Mark J. Foley, President and Chief Executive Officer	75%
Abhay Joshi, Ph.D., Chief Operating Officer and President, R&D and Product Operations	55%
Tobin C. Schilke, Chief Financial Officer	45%
Dustin Sjuts, Chief Commercial Officer, Aesthetics & Therapeutics	45%

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2021	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer